SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2008

                                FONAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-10248                     11-2464137
---------------             ----------------             -------------------
(State or other             (Commission File              (I.R.S. Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)

                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929
               ---------------------------------------------------
               (Address, including zip code, and telephone number
                   of registrant's principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.1 Other Events:
Sale to Orthopaedic Practice with Clinical Research Program.

Fonar Corporation announced the sale of an Upright(R) Multi-Position(TM) MRI scanning system to Triangle Orthopaedic Associates, P.A. headquartered in Durham, North Carolina. Management believes this sale is particularly important because of our understanding that Triangle Orthopaedic is the largest orthopaedic practice in central North Carolina and has built an integrated network of 13 clinics and therapy centers, a uniquely specialized surgical hospital and an active clinical research program. Of particular interest to the spine surgeons at Triangle Orthopaedic is the potential for the Fonar Upright(R) Multi-Position(TM) MRI to detect spinal abnormalities that are not visible on conventional recumbent-only MRI scanners. The Fonar Upright(R) MRI may play an important role in the clinical research arena. Triangle Orthopaedic has a staff of 25 physicians located at its 13 offices and has a volume of approximately 200,000 office visits each year. Fonar issued a press release concerning this sale on November 18, 2008 which is included as an exhibit for informational purposes.

Item  8.01.2 Other Events: Annual Meeting

Fonar Corporation held its annual meeting on November 17, 2008 in Wilmington, Delaware. All of the Board of Directors' nominees for directors were elected by over 95% of the votes cast, and the selection of Marcum & Kliegman LLP as Fonar Corporation's independent auditors for the fiscal years ended and ending June 30, 2008 and June 30, 2009, respectively, also was ratified by over 95% of the votes cast. A presentation concerning the benefits of Fonar's Upright(R) Multi-Position(TM) MRI was made following the meeting, the slides for which are posted on Fonar's Web site, www.fonar.com/investor.htm.

Exhibit:

      99. Press Release dated November 18, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FONAR CORPORATION
                                                (Registrant)

                                                By: /s/ Raymond Damadian
                                                    Raymond Damadian
                                                    President and Chairman


Dated:   November 19, 2008